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                                                                  Exhibit 23.1
                                                        [ARTHUR ANDERSEN LOGO]

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 19, 2001 included in Three-Five Systems, Inc. and subsidiaries' Form 10-K for the year ended December 31, 2000 and to all references to our firm included in this registration statement.


/s/ Arthur Andersen LLP

Phoenix, Arizona
April 13, 2001